Hennessy Cornerstone Mid Cap 30 Fund
Schedule of Investments
July 31, 2026 (Unaudited)

COMMON STOCKS - 99.1%	Shares	Value
Communication Services - 5.8%
EchoStar Corp. - Class A (a)	476,900	$ 40,102,521
Nexstar Media Group, Inc.	173,500	33,056,955
		73,159,476

Consumer Discretionary - 25.2% (b)
Autoliv, Inc.	285,800	35,201,986
Cheesecake Factory, Inc.	646,700	65,588,314
Lithia Motors, Inc.	106,800	41,162,856
Macy's, Inc.	2,121,700	52,660,594
Peloton Interactive, Inc. - Class A (a)	4,487,400	28,674,486
Penn Entertainment, Inc. (a)	1,804,900	37,054,597
Wayfair, Inc. - Class A (a)	416,500	35,360,850
Wolverine World Wide, Inc.	1,142,400	22,482,432
		318,186,115

Consumer Staples - 7.2%
Cal-Maine Foods, Inc.	346,800	30,442,104
Casey's General Stores, Inc.	69,500	60,534,500
		90,976,604

Financials - 5.1%
StoneX Group, Inc. (a)	846,900	64,847,133

Industrials - 29.1% (b)
AECOM Technology Corp.	285,700	20,681,823
American Airlines Group, Inc. (a)	2,810,900	42,922,443
C.H. Robinson Worldwide, Inc.	288,000	42,546,240
Dycom Industries, Inc. (a)	143,600	57,593,652
Granite Construction, Inc.	335,200	40,549,144
Jacobs Solutions, Inc.	250,500	33,799,965
Leidos Holdings, Inc.	203,700	23,547,720
Lyft, Inc. - Class A (a)	1,612,300	25,571,078
MasTec, Inc. (a)	205,100	53,961,810
Primoris Services Corp.	312,700	26,395,007
		367,568,882

Information Technology - 18.7%
Sanmina Corp. (a)	304,900	56,577,244
TD SYNNEX Corp.	241,100	61,649,270
Viasat, Inc. (a)	1,204,700	92,677,571
Vistance Networks, Inc.	2,239,000	26,285,860
		237,189,945

Materials - 3.6%
Crown Holdings, Inc.	385,500	45,431,175

Real Estate - 4.4%
Jones Lang LaSalle, Inc. (a)	116,200	41,254,486
Opendoor Technologies, Inc. (a)	3,734,900	14,080,573
		55,335,059
TOTAL COMMON STOCKS (Cost $1,017,587,087)		1,252,694,389

SHORT-TERM INVESTMENTS
MONEY MARKET FUNDS - 1.1%	Shares		Value
First American Government Obligations Fund - Class X, 3.58% (c)	13,614,915		13,614,915
TOTAL MONEY MARKET FUNDS (Cost $13,614,915)			13,614,915

TOTAL INVESTMENTS - 100.2% (Cost $1,031,202,002)			1,266,309,304
Liabilities in Excess of Other Assets - (0.2)%		(0.00190)	(2,396,815)
TOTAL NET ASSETS - 100.0%			$ 1,263,912,489

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard (“GICS®”) was developed by and is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by the Hennessy Funds.

For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

(a)	Non-income producing security.
(b)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect that industry or sector.

(c)	The rate shown represents the 7-day annualized yield as of July 31, 2026.

Summary of Fair Value Disclosure as of July 31, 2026 (Unaudited)

The Fund follows its valuation policies and procedures in determining its net asset value ("NAV") and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 – Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 – Other significant observable inputs other than quoted prices included in Level 1 (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.
The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The Nasdaq Stock Market (“Nasdaq”) generally are valued at the Nasdaq Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.

Mutual Funds – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

If market quotations are not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security, such security will be valued at its fair value under the Fund’s established fair valuation procedures as implemented by Hennessy Advisors, Inc. (the “Advisor”), the Fund’s valuation designee. The Advisor, as the valuation designee, is subject to the oversight of the Board of Trustees of the Trust. There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy. The Advisor will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application of such procedures.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the fair valuation hierarchy of the Fund’s securities as of July 31, 2026:

	Level 1	Level 2	Level 3	Total
Common Stocks:
Communication Services	$ 73,159,476	$ –	$ –	$ 73,159,476
Consumer Discretionary	318,186,115	–	–	318,186,115
Consumer Staples	90,976,604	–	–	90,976,604
Financials	64,847,133	–	–	64,847,133
Industrials	367,568,882	–	–	367,568,882
Information Technology	237,189,945	–	–	237,189,945
Materials	45,431,175	–	–	45,431,175
Real Estate	55,335,059	–	–	55,335,059
Common Stocks - Total	1,252,694,389	–	–	1,252,694,389
Money Market Funds	13,614,915	–	–	13,614,915
Total Investments	$ 1,266,309,304	$ –	$ –	$ 1,266,309,304